April 11, 2002

               SUPPLEMENT TO THE DECEMBER 28, 2001 PROSPECTUSES OF
                         PIONEER GLOBAL FINANCIALS FUND
                         PIONEER GLOBAL HEALTH CARE FUND
                          PIONEER GLOBAL TELECOMS FUND


The following supplements the corresponding section of the prospectus. Please refer to the prospectus for the full text of the supplemented section.

MANAGEMENT

PORTFOLIO MANAGER
Day-to-day management of the fund's portfolio is the responsibility of a team of portfolio managers and analysts. The team manages other Pioneer mutual funds investing primarily in global securities. The team draws upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and Pioneer's affiliate, Pioneer Investment Management Limited.

John A. Carey, director of portfolio management and an executive vice president of Pioneer, supervises the team. Mr. Carey joined Pioneer as an analyst in 1979.






















                                                                   11748-00-0402
                                             (C) Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds